UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2011

NATIVE AMERICAN ENERGY GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-54088	65-0777304
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

108-18 Queens Blvd Suite 901
Forest Hills  NY  11375
(Address of principal executive offices, including zip code)

(718) 408-2323
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

ITEM 8.01	OTHER EVENTS

On March 1, 2011, Native American Energy Group, Inc. (the “Company”) received a letter from the Division of Enforcement of the Securities and Exchange Commission (the “SEC”) notifying the Company that it has completed its formal investigation in the matter of KSW Industries, Inc., HO-10425 which lead to the trading suspension of 26 companies on March 13, 2008. The letter states that they do not intend to recommend any enforcement action by the Commission. The information in the SEC’s letter was provided under the guidelines in the final paragraph of Securities Act Release No. 5310.

A copy of the letter from the SEC, dated March 1, 2011 (including the attached copy of Securities Act Release No. 5310), is attached hereto as Exhibit 99.1.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits:

Exhibit No.	Description

99.1	Letter, dated March 1, 2011, from Nina Finston, Assistant Director of the SEC to Robert G. Heim, Esq.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Native American Energy Group, Inc.

Date: March 4, 2011	By:	/ S / Raj S. Nanvaan
Raj S. Nanvaan Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Letter, dated March 1, 2011, from Nina Finston, Assistant Director of the SEC to Robert G. Heim, Esq.